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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
               (Date of earliest event reported): December 6, 2002

                            STERLING CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     333-04343-01             76-0502785
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (713) 650-3700
              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On December 6, 2002, pursuant to a confirmation order entered by the United States Bankruptcy Court for the Southern District of Texas, Houston Division, on November 21, 2002 in connection with the reorganization proceeding of Sterling Chemicals Holdings, Inc. ("Sterling Holdings") and Sterling Chemicals, Inc. ("Sterling Chemicals"), Sterling Holdings merged with and into Sterling Chemicals, with Sterling Chemicals being the surviving corporation (the "Merger"). On the date of the Merger, all existing equity interests of Sterling Holdings and Sterling Chemicals, together with any options, warrants, conversion rights, rights of first refusal, or other rights, contractual or otherwise, to acquire or receive any equity interests, were cancelled and extinguished. Further, Sterling Chemicals issued 65,000 shares of common stock, par value $0.01 per share, to the holders of certain allowed claims.

     A further description of the merger, including additional information pursuant to this Item 1, is contained in the certificate of ownership and merger filed with the Secretary of State of the State of Delaware ("Delaware Secretary of State"), which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5. OTHER EVENTS.

         In connection with the Merger, on December 6, 2002, Sterling Chemicals filed an Amended and Restated Certificate of Incorporation (the "Charter") with the Delaware Secretary of State and adopted Restated Bylaws (the "Bylaws"), which Charter and Bylaws are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)  EXHIBITS


Exhibit 2.1      -    Certificate of Ownership and Merger merging Sterling
                      Chemicals Holdings, Inc. into Sterling Chemicals, Inc., incorporated herein by reference to Exhibit 2.1 of our annual report on Form 10-K filed with the SEC on December 16, 2002.

Exhibit 4.1      -    Amended and Restated Certificate of Incorporation of
                      Sterling Chemicals, Inc., incorporated herein by reference to Exhibit 3.1 of our annual report on Form 10-K filed with the SEC on December 16, 2002.

Exhibit 4.2      -    Restated Bylaws of Sterling Chemicals, Inc., incorporated
                      herein by reference to Exhibit 3.3 of our annual report on Form 10-K filed with the SEC on December 16, 2002.

*Exhibit 4.3     -    Specimen of Common Stock Certificate of Sterling
                      Chemicals, Inc.

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*  Filed herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STERLING CHEMICALS, INC.

Date:  December 18, 2002

                                    By: /s/ DAVID G. ELKINS
                                        --------------------------------------
                                    Name:   David G. Elkins
                                    Title:  President and Co-CEO









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                                  EXHIBIT INDEX


Exhibit 2.1      -    Certificate of Ownership and Merger merging Sterling
                      Chemicals Holdings, Inc. into Sterling Chemicals,
                      Inc., incorporated herein by reference to Exhibit 2.1 of our annual report on Form 10-K filed with the SEC on December 16, 2002.

Exhibit 4.1      -    Amended and Restated Certificate of Incorporation of
                      Sterling Chemicals, Inc., incorporated herein by reference to Exhibit 3.1 of our annual report on Form
                      10-K filed with the SEC on December 16, 2002.

Exhibit 4.2      -    Restated Bylaws of Sterling Chemicals, Inc., incorporated
                      herein by reference to Exhibit 3.3 of our annual report on Form 10-K filed with the SEC on December 16, 2002.

*Exhibit 4.3     -    Specimen of Common Stock Certificate of Sterling
                      Chemicals, Inc.
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*  Filed herewith.